EXHIBIT 32.1

TRESTLE HOLDINGS, INC.

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Trestle Holdings, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the period ended March 31 ,2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), to the best of the undersigned’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2004

/s/ Crosby Haffner
Interim President

May 14, 2004

/s/ Gary Freeman
Chief Financial Officer